MetWest Corporate Bond Fund

I SHARE: MWCBX  |  M SHARE: MWCSX

JULY 27

SUMMARY

PROSPECTUS

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 800 241 4671 or by sending an email request to metwestclientservices@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated July 27, 2018, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MW-TR_0718

Investment Objective

The Corporate Bond Fund seeks to maximize long-term total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay additional fees to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	M Class	I Class
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	None
Other Expenses[1]	4.61%	4.61%
Total Annual Fund Operating Expenses	5.26%	5.01%
Fee Waiver and/or Expense Reimbursement[2]	(4.51)%	(4.51)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.75%	0.50%

[1]	Other expenses are based on estimates for the current fiscal year.

[2]

Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable share class. The Adviser may recoup reduced fees and expenses only within three years, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2019. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost for the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through July 31, 2019). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class M	$77	$1,170
Class I	$51	$1,098

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not been in operation for a full fiscal year, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund intends to pursue its objective by investing, under normal circumstances, at least 80% of its assets, which includes borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. The market value of any corporate debt derivatives will count toward the 80% level specified above. In addition to corporate debt instruments, the Fund can also invest its assets in other fixed income securities issued by various U.S. and foreign public or private entities, including government bonds, municipal securities, securities issued by government agencies, mortgage-related and asset-backed securities (including collateralized debt obligations, which in turn include collateralized bond obligations and collateralized loan obligations), and U.S. and non-U.S. money-market securities.

The assets held in the Fund may have interest rates that are fixed, variable or floating and can include private placements and restricted securities. Under normal circumstances, the Fund will invest at least 80% of its total assets (measured at the time of investment) in investment grade fixed income securities or unrated securities that are determined by the Adviser to be of similar quality. The emerging market fixed-income securities in which the Fund may invest are not subject to any minimum credit quality standards, so long as the value of those investments does not cause the Fund to surpass its limit on investments in securities rated below investment grade.

The Fund may invest in securities of any maturity, and there is no limit on the weighted average maturity of the Fund’s portfolio. The Fund does not have a duration target. However, under normal conditions, the average portfolio duration will vary from three to nine years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates.

The Fund may invest in derivative instruments, primarily futures and forward contracts, options, currency futures, and swap agreements (typically interest- and index-linked swaps, total return swaps and credit default swaps). Derivatives will be used in an effort to hedge investments, for risk management or to increase income or gains for the Fund. The Fund may sell securities and other instruments short provided that not more than 33  1/3% of its net assets is held as collateral for those transactions.

Under normal circumstances, the majority of the Fund’s investments will be denominated in U.S. dollars. However, the Fund has the flexibility to allocate up to 20% of its assets to securities denominated in foreign currencies. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but will be under no obligation to do so under any circumstances.

The Fund may invest up to 10% of its total assets in a combination of convertible bonds, preferred stock, and common stock of domestic and foreign companies.

Principal Risks

Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	Market Risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

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Extension/Interest Rate Risk: the risk that certain obligations will be paid off by the obligor more slowly than anticipated during periods of rising interest rates, and that as a result debt securities may exhibit additional volatility and may decline in value because of changes in interest rates.

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Credit Risk: the risk that an issuer will default in the payment of principal and/or interest on a security and the risk that a security’s value may decline for reasons directly related to the issuer, such as management performance, financial leverage and condition of the business.

•	Price Volatility Risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

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Foreign Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Foreign Investing Risk: the risk that the value of the Fund’s foreign investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries where the Fund invests or has exposure.

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Emerging Markets Risk: the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries, and the risk that emerging market debt may also be of lower credit quality and subject to greater risk of default.

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Derivatives Risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

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Swap Agreements Risk: the risk of using swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

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Leverage Risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result. The Fund will reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

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Liquidity Risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

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Asset-Backed and Mortgage-Backed Securities Investment Risk: the risk that the impairment of the value of the collateral underlying the security in which the Fund invests, such as non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

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Prepayment Risk of Asset-Backed and Mortgage-Backed Securities: the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

•	Extension Risk of Asset-Backed and Mortgage-Backed Securities: the risk that in times of rising interest rates prepayments will slow causing securities considered short or intermediate term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter term securities.

•	Equities Risk: the risk that equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

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Unrated Securities Risk: the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

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Non-U.S. Money-Market Securities Risk: money-market securities are generally subject to credit risk, which is the risk that an issuer will default in the payment of principal and/or interest on a security, and the risk that a security’s value may decline for reasons directly related to the issuer, such as management performance, financial leverage and condition of the business. Foreign money-market securities are additionally subject to currency risk, in that foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in such securities, and they may have less liquidity than similar U.S. securities.

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Municipal Securities Risk: the risk that issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal securities. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal securities.

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Short Sales Risk: short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the Adviser expects. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other mutual funds.

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Securities Selection Risk: the risk that the securities held by the Fund may underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	Portfolio Management Risk: the risk that an investment strategy may fail to produce the intended results.

Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

Performance Information

Investment results are not available because the Fund has not been operational for at least one calendar year. Updated performance information for the Fund is available on our website at www.tcw.com or by calling (800) 241-4671.

Investment Adviser

Metropolitan West Asset Management, LLC.

Portfolio Managers

Name	Experience with the Fund	Primary Title with Investment Adviser
Tad Rivelle	Since June 2018 (Inception of the Fund)	Founding Partner, Chief Investment Officer and Generalist Portfolio Manager
Bryan T. Whalen, CFA	Since June 2018 (Inception of the Fund)	Generalist Portfolio Manager
Jerry Cudzil	Since June 2018 (Inception of the Fund)	Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Funds on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for shares of the Funds are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (Metropolitan West Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9793, Providence, RI 02940), or by telephone at (800) 241-4671. You may also purchase or redeem shares of the Funds through your dealer or financial advisor. Plan Class shares offered by the Total Return Bond Fund are intended for retirement plans, including defined benefit and defined contribution plans (which may include participant-directed plans).

Purchase Minimums for Each Share Class

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases. A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment.

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Class M
Regular Accounts	$5,000	$0
Individual Retirement Accounts	$1,000	$0
Automatic Investment Plan	$5,000	$100

Class I
Regular Accounts	$3,000,000	$50,000

Administrative Class
Regular Accounts	$2,500	$0
Individual Retirement Accounts	$1,000	$0

Plan Class
Regular Accounts (Defined Benefit and Defined Contribution Plans)	$25,000,000	$50,000

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may, directly or through the Fund’s principal underwriter, pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Plan Class shares do not make payments to broker-dealers or other financial intermediaries.

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